UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2009
                                                           -------------

                            GEORGETOWN BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-51102                20-2107839
------------------------------  ------------------------  ----------------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)


     2 East Main Street, Georgetown, MA                   01833
     -----------------------------------------         -----------
     (Address of Principal Executive Offices)          (Zip Code)


        Registrant's telephone number, including area code: 978-352-8600
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.
                  ---------------------------------------------

         On July 30, 2009 Georgetown Bancorp, Inc. (the "Company") issued a Press Release disclosing its results of operations and financial condition at and for the three months and year ended June 30, 2009. A copy of the Press Release is included as Exhibit 99.1 to this report. The Company will include final financial statements and additional analyses at and for the year ended June 30, 2009, as part of its Form 10-K covering that period.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.


Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Not Applicable.

(d)      Exhibits. The following exhibit is being furnished herewith:

         Exhibit No.              Description
         -----------              -----------

         99.1                     Press release dated July 30, 2009

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             GEORGETOWN  BANCORP, INC.


DATE:  July 31, 2009                         By:  /s/ Robert E. Balletto
                                                ----------------------------
                                                    Robert E. Balletto
                                                    President and
                                                    Chief Executive Officer